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                                                                  EXHIBIT 10.12

                              STOCK WARRANT AGREEMENT


THIS AGREEMENT is made the 25th day of June, 1999.

BETWEEN:

          IRC, THE INVESTOR RELATIONS GROUP LIMITED.
          Suite 1450-409 Granville Street
          Vancouver, B.C. V6C 1T2
          CANADA

          (the "Optionee")

AND:      ENDLESS YOUTH PRODUCTS INC.
          Suite 206-6767 West Tropicana Blvd.
          Las Vegas, Nevada
          USA 89103

          (the "Company")

This letter confirms our understanding of today's date whereas the Company grants the optionee the following warrants on 200,834 shares of Endless Youth Products Inc. of Suite 206-6767 West Tropicana Blvd., Las Vegas, Nevada, USA 89103. All warrants will be issued in the form of the Company warrant agreement as provided in attachment A.

A performance based warrant package, 200,834 warrants released in five tranches as follows:

     1.   53,334 @ US$0.75--upon signing and;

     2.   22,500 @ US$1.00--within thirty days signing

     3. 25,000 @ US$1.25--based on a US$1.50 stock price on or before July 30, 1999. (NOTE 1)

     4. 25,000 @ US$1.25--based on a US$1.75 stock price on or before Aug. 30, 1999. (NOTE 2)

     5. 37,500 @ US$1.75--based on a US$2.25 stock price on or before Sept. 30, 1999. (NOTE 3)

     6. 37,500 @ US$1.75--based on a US$2.50 stock price on or before Oct. 30, 1999. (NOTE 4)

NOTE 1: The bid price (US$1.50) must be maintained for a period of (30) thirty days before the release of the Endless Youth stock warrants.

NOTE 2: The bid price (US$1.75) must be maintained for a period of (30) thirty days before the release of the Endless Youth stock warrants.

NOTE 3: The bid price (US$2.25) must be maintained for a period of (30) thirty days before the release of the Endless Youth stock warrants.

NOTE 4: The bid price (US$2.50) must be maintained for a period of (30) thirty days before the release of the Endless Youth stock warrants.

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     IN WITNESS WHEREOF the parties hereto have hereunto executed these presents as of the day and year first above written.

     ENDLESS YOUTH PRODUCTS INC.              ("the Company")
     Suite 206-6767 West Tropicana Blvd.
     Las Vegas, Nevada
     USA 89103

     Per: /s/ Neal K. Wallach

     IRC, THE INVESTOR RELATIONS COMPANY LIMITED.
     ("the Optionee")
     Suite 1450-409 Granville Street
     Vancouver, BC V6C 1T2
     CANADA

     Per: /s/ ILLEGIBLE


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                                                                    ATTACHMENT A

THIS WARRANT AND THE SHARES ISSUABLE UPON ITS EXERCISE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR THE SECURITIES LAWS OF ANY STATE OR FOREIGN JURISDICTION IN RELIANCE UPON EXEMPTIONS PROVIDED UNDER THE SECURITIES ACT AND EXEMPTIONS FROM REGISTRATION AVAILABLE UNDER THE APPLICABLE SECURITIES LAWS OF ANY FOREIGN JURISDICTION. ACCORDINGLY, THIS WARRANT MAY NOT BE SOLD, TRANSFERRED, OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED.

                           ENDLESS YOUTH PRODUCTS, INC.

                         WARRANT TO PURCHASE COMMON STOCK

                             DATED _______________

     Endless Youth Products, Inc., a Nevada corporation (the "COMPANY"), certifies that, for valuable consideration, receipt of which is hereby acknowledged, the Holder is entitled to purchase from the Company that number of shares of the Company's Common Stock set forth in Section 1(h) hereof (the "SHARES") at the purchase price set forth in Section 1(e) hereof.

     This Warrant and the Common Stock issuable upon exercise hereof are subject to the terms and conditions hereinafter set forth:

     1.   DEFINITIONS.  As used in this Warrant, the following terms shall mean:

          (a)  "COMMON STOCK" - Common Stock, par value $0.001 of the Company.

          (b)  "COMPANY" - Endless Youth Products, Inc., a Nevada corporation.

          (c)  "EFFECTIVE DATE" - _______________.

          (d)  "HOLDER" -  _________________.

          (e)  "PURCHASE PRICE" - $________ per share.

          (f) "SUBSCRIPTION FORM" - The form attached to this Warrant as Exhibit "A."

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          (g)  "WARRANT" - This Warrant and any warrants delivered in substitution or exchange therefor as provided herein.

          (h)  "SHARES" - up to ____________ Shares.

          (i)  "EXPIRATION DATE" - ________________.

     2.   EXERCISE.

          (a) TIME OF EXERCISE. This Warrant may be exercised in whole or in part (but not as to a fractional shares) at the office of the Company, at any time or from time to time, commencing on the Effective Date, provided, however, that this Warrant shall expire and be null and void if not exercised in the manner herein provided, by 5:00 p.m., Las Vegas, Nevada time, on the Expiration Date.

          (b) MANNER OF EXERCISE. This Warrant is exercisable at the Purchase Price, payable in cash or by certified check, payable to the order of the Company, subject to adjustment as provided in Section 3 hereof. Upon surrender of this Warrant with the annexed Subscription form duly executed, together with payment of the Purchase Price for the Shares purchased (and any applicable transfer taxes) at the Company's principal executive offices, the Holder shall be entitled to receive a certificate or certificates for the Shares so purchased.

          (c) DELIVERY OF STOCK CERTIFICATES. As soon as practicable, but not exceeding 30 days, after complete or partial exercise of this Warrant, the Company, at its expense, shall cause to be issued in the name of the Holder (or upon payment by the Holder of any applicable transfer taxes, the Holder's assigns) a certificate or certificates for the number of fully paid and non-assessable Shares to which the Holder shall be entitled upon such exercise, together with such other stock or securities or property or combination thereof to which the Holder shall be entitled upon such exercise, determined in accordance with Section 3 hereof.

          (d) RECORD DATE OF TRANSFER OF SHARES. Irrespective of the date of issuance and delivery of certificates for any stock or securities issuable upon the exercise of this Warrant, each person (including a corporation or partnership) in whose name any such certificate is to be issued shall for all purposes be deemed to have become the holder of record of the stock or other securities represented thereby immediately prior to the close of business on the date on which (i) a duly executed Subscription Form containing notice of exercise of this Warrant, (ii) payment of the Purchase Price and (iii) the opinion or certificate required by Section 4(a)(iii) of this Warrant is received by the Company.

     3. ADJUSTMENTS. After each adjustment of the Purchase Price pursuant to this Section 3, the number of shares of Common Stock purchasable on the exercise of the Warrant shall be the number derived by dividing such adjusted pertinent Purchase Price into the original pertinent Purchase Price. The pertinent Purchase Price shall be subject to adjustment as follows:

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          (a)  In the event, prior to the expiration of the warrant by exercise or by its terms, the Company shall issue any shares of its Common Stock as a share dividend or shall subdivide the number of outstanding shares of Common Stock into a greater number of shares, then, in either of such events, the Purchase Price per share of Common Stock purchasable pursuant to the warrant in effect at the time of such action shall be reduced proportionately and the number of shares purchasable pursuant to the Warrant shall be increased proportionately. Conversely, in the event the Company shall reduce the number of shares of its outstanding Common Stock by combining such shares into a smaller number of shares, then, in such event, the Purchase Price per share purchasable pursuant to the Warrant in effect at the time of such action shall be increased proportionately and the number of shares of Common Stock at that time purchasable pursuant to the Warrant shall be decreased proportionately. Any dividend paid or distributed on the Common Stock in shares of any other class of the Company or securities convertible in to shares of Common Stock shall be treated as a dividend paid in Common Stock to the extent that shares of Common Stock are issuable on the conversion thereof.

          (b) In the event the Company, at any time while the Warrant shall remain unexpired and unexercised, shall sell all or substantially all of its property, or dissolves, liquidates or winds up its affairs, prompt, proportionate, equitable, lawful and adequate provision shall be made as part of the terms of any such sale, dissolution, liquidation or winding up such that the holder of a Warrant may thereafter receive, on exercise thereof, in lieu of each share of Common Stock of the Company which he would have been entitled to receive, the same kind and amount of any share, securities, or assets as may be issuable, distributable or payable on any such sale, dissolution, liquidation or winding up with respect to each share of Common Stock of the Company; provided, however, that in the event of any such sale, dissolution, liquidation or winding up, the right to exercise this Warrant shall terminate on a date fixed by the Company, such date to be not earlier than 5:00 p.m., Las Vegas, Nevada time, on the 30th day next succeeding the date on which notice of such termination of the right to exercise the Warrant has been given by mail to the holders thereof at such addresses as may appear on the books of the Company.

          (c) Notwithstanding the provisions of this Section 3, no adjustment of the Purchase Price shall be made whereby such Price is adjusted in an amount less than $.0001 or until the aggregate of such adjustments shall equal or exceed $.0001.

          (d) In the event, prior to the expiration of the Warrant by exercise or by its terms, the Company shall determine to take a record of the holders of its Common Stock for the purpose of determining shareholders entitled to receive any share dividend or other right which will cause any change or adjustment in the number, amount, price or nature of the shares of Common Stock or other securities or assets deliverable on exercise of the Warrant pursuant to the foregoing provisions, the Company shall give to the Registered Holder of the Warrant at the address as may appear on the books of the Company at least 15 days' prior written notice to the effect that it intends to take such a record. Such notice shall specify the date as of which such record is to be taken; the purpose for which such record is to be taken; and the number, amount, price and nature of the Common Shares or other shares, securities or assets which will be deliverable on exercise of the Warrant after the action for which such record will be taken has been completed. Without limiting the obligation of the Company to provide notice to the Registered Holder of the Warrant of any corporate action hereunder, the failure of the Company to give notice shall not invalidate such corporate action of the Company.

          (e) Before taking any action which would cause an adjustment reducing the Purchase Price below the then par value of the shares of Common Stock issuable upon exercise of the Warrant, the Company will take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable shares of such Common Stock at such adjusted Purchase Price.

          (f) Upon any adjustment of the Purchase Price required to be made pursuant to this Section 3, the Company within 30 days thereafter shall cause to be mailed to each of the Registered Holder of the Warrant written notice of such adjustment setting forth the pertinent Purchase Price after such adjustment and setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

          (g) The Company's Board of Directors may, at their sole discretion, reduce the Purchase Price of the Warrant in effect at any time either for the life of the Warrant or any shorter period of time determined by the Company's Board of Directors. The Company shall promptly notify the Registered Holders of any such reductions in the Purchase Price.

     4.   RESTRICTION ON TRANSFER.

          (a) The Holder, by its acceptance hereof, represents, warrants, covenants and agrees that:

               (i) the Holder has knowledge of the business and affairs of the Company;

              (ii) this Warrant and the Shares issuable upon the exercise of this Warrant are being acquired for investment and not with a view to the distribution hereof and that absent an effective registration statement under the Securities Act of 1933, as amended (the "SECURITIES ACT"), covering the disposition of this Warrant or the Shares issued or issuable upon exercise of this Warrant, they will not be sold, transferred, assigned, hypothecated or otherwise disposed of without first providing the Company with an opinion of counsel which may be counsel for the Company) or other evidence, reasonably acceptable to the Company, to the effect that such sale, transfer, assignment, hypothecation or other disposal will be exempt from the registration and prospectus delivery requirements of the Securities Act and the registration or qualification requirements of any applicable state or foreign securities laws; and

             (iii) the Holder consents to the making of a notation in the Company's records or giving to any transfer agent of the Warrant or the Shares an order to implement such restrictions on transferability described in subparagraph (ii) above.

          (b) This Warrant (and any successor or replacement warrant) shall bear the legend shown on the front page hereof and the Shares issuable upon the exercise of this Warrant shall bear the following legend or a legend of similar import, provided, however, that such legend shall be removed, or not placed upon the Warrant or the certificate or other instrument representing the Shares, as the case may be, if such legend is no longer necessary to assure compliance with the Securities Act:

THESE SHARES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OR FOREIGN JURISDICTION IN RELIANCE UPON AN EXEMPTION UNDER THE SECURITIES ACT AND EXEMPTIONS FROM REGISTRATION AVAILABLE UNDER THE APPLICABLE SECURITIES LAWS OF ANY STATE OR FOREIGN JURISDICTION. ACCORDINGLY, SUCH SHARES MAY BE OFFERED AND SOLD ONLY IF REGISTERED AND QUALIFIED PURSUANT TO RELEVANT PROVISIONS OF FEDERAL, STATE AND FOREIGN SECURITIES LAWS OR IF AN EXEMPTION FROM SUCH REGISTRATION OR QUALIFICATION IS APPLICABLE.

     5. PAYMENT OF TAXES. All Shares issued upon the exercise of this Warrant shall be validly issued, fully paid and non-assessable and the Company shall pay all taxes and other governmental charges (other than income tax) that may be imposed in respect of the issue or delivery thereof. The Company shall not be required however, to pay any tax or other charge imposed in connection with any transfer involved in the issue of any certificate for Shares in any name other than that of the Holder surrendered in connection with the purchase of such Shares, and in such case the Company shall not be required to issue or deliver any stock certificate until such tax or other charge has been paid or it has been established to the Company's satisfaction that no tax or other charge is due.

     6. RESERVATION OF COMMON STOCK. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of issuance upon the exercise of this Warrant, such number of shares of Common Stock as shall be issuable upon the exercise hereof. The Company covenants and agrees that, upon exercise of this Warrant and payment of the Purchase Price thereof, all Shares of Common Stock issuable upon such exercise shall be duly and validly issued, fully paid and non-assessable.

     7.   NOTICES.   Nothing contained in this Warrant shall be construed as
conferring upon the Holder hereof the right to vote or to consent or to receive notice as a shareholder in respect of any meetings of shareholders for the election of directors or any other matter or as having any rights whatsoever as a shareholder of the Company. All notices, requests, consents and other communication hereunder shall be in writing and shall be deemed to have been duly made when delivered or mailed by registered or certified mail, postage prepaid, return receipt requested:

     (a) If to the Holder, to the address of such Holder as shown on the books of the Company; or

     (b)  If to the Company, to its principal executive officers.

     8.   REPLACEMENT OF WARRANT.   Upon receipt of evidence reasonably
satisfactory to the Company of the ownership of and the loss, theft, destruction or mutilation of this Warrant and (in case of loss, theft or destruction) upon delivery of an indemnity agreement in an amount reasonably satisfactory to the Company, or (in the case of mutilation) upon surrender and cancellation of the mutilated Warrant, the Company will execute and deliver in lieu thereof, a new Warrant of like tenor.

     9.   SUCCESSORS.   All the covenants, agreements, representations and
warranties contained in this Warrant shall bind the parties hereto and their respective heirs, executors, administrators, distributees, successors and assigns.

     10.  CHANGE; WAIVER.   Neither this Warrant nor any term hereof may be
changed, waived, discharged or terminated orally but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

     11. HEADINGS. The section headings in this Warrant are inserted for purposes of convenience only and shall have no substantive effect.

     12. LAW GOVERNING. This Warrant shall for all purposes be construed and enforced in accordance with, and governed by, the internal laws of the State of Nevada, without giving effect to principles of conflict of laws.

     IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer and this Warrant to be dated as of the date first written above.

                                       ENDLESS YOUTH PRODUCTS, INC.

                                       By:  ___________________________________
                                            Neal K. Wallach, President

                               SUBSCRIPTION FORM

                     (To be Executed by the Registered Holder
                       if it Desires to Exercise the Warrant)

To Endless Youth Products, Inc.:

     The undersigned hereby irrevocably elects to exercise the right to purchase _____________ of the Shares covered by this warrant according to the conditions hereof and herewith makes payment of the Purchase Price in full.

     The undersigned requests that certificates for such shares be issued in the name of:

                                                  _____________________________
                                                  PLEASE INSERT SOCIAL SECURITY
                                                  NUMBER OR TAX ID NUMBER

_______________________________________
(Please print name and address)


_______________________________________

_______________________________________

Dated:_____________ Signature:______________

NOTICE: The above signature must correspond with the name as written within the Warrant in every particular, without alteration or enlargement or any change whatsoever and if the certificate representing the shares is to be registered in a name other than that in which the Warrant is registered, the signature of the holder hereof must be guaranteed.

Signature Guaranteed:_______________________

          SIGNATURE MUST BE GUARANTEED BY A COMMERCIAL BANK OR MEMBER FIRM OF ONE OF THE FOLLOWING STOCK EXCHANGES: NEW YORK STOCK EXCHANGE, PACIFIC COAST STOCK EXCHANGE, AMERICAN STOCK EXCHANGE, OR MIDWEST STOCK EXCHANGE.


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